UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

NUSTAR ENERGY L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2330 N. Loop 1604 West San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 13, 2007 NuStar Energy L.P. (the “Partnership”), Riverwalk Logistics, L.P., NuStar GP, LLC, NuStar Logistics L.P., NuStar GP, Inc., Kaneb Pipe Line Operating Partnership, L.P., and Kaneb Pipe Line Company, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Lehman Brothers Inc. and Citigroup Global Markets Inc., as representatives as of the several underwriters named on Schedule I thereto, relating to the public offering of up to an aggregate of 2,990,000 common units (the “Offered Units”) representing limited partner interests in the Partnership (the “Common Units”), including 390,000 Common Units issuable pursuant to an option granted to the underwriters. Closing of the issuance and sale of Offered Units is scheduled for November 19, 2007.

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, Riverwalk Logistics, L.P., NuStar GP, LLC, NuStar Logistics L.P., NuStar GP, Inc., Kaneb Pipe Line Operating Partnership, L.P., and Kaneb Pipe Line Company, LLC , and customary conditions to closing, indemnification obligations of both the Partnership, Riverwalk Logistics, L.P., NuStar GP, LLC, NuStar Logistics L.P., NuStar GP, Inc., Kaneb Pipe Line Operating Partnership, L.P., and Kaneb Pipe Line Company, LLC, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended, obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On November 13, 2007, the Partnership filed with the Securities and Exchange Commission a prospectus supplement dated November 12, 2007 to the accompanying base prospectus dated May 18, 2007 included in the Partnership’s registration statement on Form S-3 ASR (Registration No. 333-143095) (the “Registration Statement”). The prospectus supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in connection with the above described offering.

In connection with the offering of the Offered Units, the Partnership is also filing the opinions of Andrews Kurth LLP as part of this current report on Form 8-K that are to be incorporated by reference into the Registration Statement. The opinions of Andrews Kurth LLP are filed herewith as Exhibit 5.1 and Exhibit 8.1, respectively and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 13, 2007, by and among NuStar Energy L.P., Riverwalk Logistics, L.P., NuStar GP, LLC, NuStar Logistics L.P., NuStar GP, Inc., Kaneb Pipe Line Operating Partnership, L.P., and Kaneb Pipe Line Company, LLC and Lehman Brothers Inc. and Citigroup Global Markets Inc., as Representatives of the several underwriters named on Schedule I thereto.

5.1	Opinion of Andrews Kurth LLP

8.1	Opinion of Andrews Kurth LLP

23.1	Consent of Opinion of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

	By:	Riverwalk Logistics, L.P
its general partner

	By:	NuStar GP, LLC,
its general partner

Date: November 16, 2007	By:	/s/ Bradley C. Barron
Bradley C. Barron,
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 13, 2007, by and among NuStar Energy L.P., Riverwalk Logistics, L.P., NuStar GP, LLC, NuStar Logistics L.P., NuStar GP, Inc., Kaneb Pipe Line Operating Partnership, L.P., and Kaneb Pipe Line Company, LLC and Lehman Brothers Inc. and Citigroup Global Markets Inc., as Representatives of the several underwriters named on Schedule I thereto.

5.1	Opinion of Andrews Kurth LLP

8.1	Opinion of Andrews Kurth LLP

23.1	Consent of Opinion of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1 hereto).